UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4626

THE CASCADES TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/20

Date of reporting period: 3/31/20

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Tax-Free Trust of Oregon “The Only Thing Certain is Uncertainty” Serving Oregon investors since 1986

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur.  The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

U.S. Economy

At the end of 2019, the underlying economy in the U.S. was in good health with low unemployment, high business and consumer sentiment, growing personal income, low interest rates, growing asset prices, and relatively mild household debt burdens.  The primary economic concern was a developing trade war with China, which faded following the signing of the Phase One trade deal in January.  Over most of 2019, businesses and manufacturing activity were constrained by a tight labor market and global supply chain disruptions.  Following a shift in Federal Reserve policy during October, the yield curve returned to a more conventional positive slope to finish 2019.

Earlier this year (2020), the capital markets experienced a dramatic shift in sentiment as speculation regarding the potential economic impact of the coronavirus led to widespread financial market uncertainties.  Economic activity has decreased since the middle of March due to stay-at-home orders to contain the coronavirus.  As a result, the U.S. labor market softened in March with the unemployment rate rising to 4.4%, the highest level since August 2017.  Furthermore, U.S. economic data slowed after economic growth peaked at 3.1% during the first quarter.  Prior to March, real Gross Domestic Product (“GDP”) had settled in at an approximate two percent annual pace.

The Coronavirus Aid, Relief and Economic Stimulus (“CARES”) Act  was signed into law on March 27, 2020, providing an unprecedented $2.1 trillion in aid to household, small businesses, markets and state and local governments in dealing with COVID-19.  The CARES Act represents the largest economic stimulus package in U.S. history.  However, due to the developing nature of the pandemic, forecasters are struggling to assess the economic impact.

Municipal Market

Over the 12-month period ended March 31, 2020, the municipal (“muni”) market largely continued previously established trends of slowly tightening credit spreads and a flattening yield curve.  Investors reaching for marginal yield had priced both interest rate risk and credit risk out of the market.  However, this trend came to a startling halt, during the last 30-days of the reporting period as investors struggled to come to terms with the capital markets amidst the uncertainty of the COVID-19 virus.  According to Refinitiv Lipper US Fund Flows data, municipal mutual (and exchange traded fund (“ETF”)) outflows exceeded $12 billion during the seven-day period ended March 18, an unprecedented level of selling that was three times the previous record.  The result was a surge in muni yields as buyers rushed for the shelters of cash, money market funds and US Treasuries to exit the muni market amidst weak bids.  Keep in mind that it was only a few weeks prior that new municipal issues were multiple times oversubscribed with historically low yields.

1  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The weakness in the municipal market contrasted with the strength in the US Treasury market, resulting in attractive relative value for municipal bonds. This dislocation is most apparent at the short-end of the yield curve, where 1-year municipal bonds changed hands at over 5 times the yield on US Treasuries. This differential was largely driven by monetary stimulus provided to the US Treasury market by the Fed. As of March 31st, the muni market had yet to gain its traditional footing versus US Treasuries.

The strength in the US Treasury market was largely driven by the Fed, which reactivated monetary policies from the 2008 financial crisis in support of our weakening capital markets. The Fed initially announced its intention to purchase at least $700 billion in asset purchases, of which approximately half of the $500 billion dollar allotment for US Treasury purchases was consumed in the first week. The Fed also announced support to municipalities through expansion of the Money Market Mutual Fund Liquidity Facility to include variable rate demand notes and bank CDs, with high-quality tax-exempt commercial paper now eligible for the Fed’s commercial paper facility. On April 9, the Fed introduced a $500 billion Municipal Liquidity Facility designed to help state and local governments manage cash flow interruptions resulting from the virus.

After the initial moves to higher yields, Federal legislation and the return of taxable investors drawn to the attractive relative value of munis led to a reversal of the municipal sell-off. Recent Federal legislation has reinforced the Federal Government’s commitment

Rates Return to Normal

Muni yields give back much of the increase seen in March sell-off

10-Year Muni Yield
3.0
2.5
2.0
1.5
1.0
1.2
Percent
Oct
Nov
Dec
Jan
Feb
Mar
2019
2020

Source: Bloomberg BVAL

to support the states as they come under extreme financial pressure. Although yields bounced lower, any further upside is tempered by the knowledge that all governments surely will be under pressure to provide for their citizens while the virus runs unconstrained by a vaccine or successful treatment.

Oregon Bond Market and Economy

Much like the national economy is struggling with stay-at-home orders, the Oregon economy is slowing with Governor Brown’s “Stay Home, Stay Healthy” order.  In mid-April the State released the March labor force data, which showed little impact from the spread of the Coronavirus, since the March unemployment rate is based on activity during the week of Sunday, March 8th through Saturday, March 14th.  Over 2019, Oregon continued to see healthy rates of growth in employment, income, and GDP with job gains sufficient to hold the unemployment rate steady.  In its March 2020 economic and revenue forecast, the State

2  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

economist noted a stable near-term outlook and slightly stronger outlook for the long-term. However, this report preceded the Coronavirus economic slowdown. The State’s Employment Department reported an unemployment rate of 3.3% with 69,400 unemployed Oregonians, which is near the State’s lowest number in over 40 years. More recent information from the State economist’s office, reported in mid-April, indicated severe labor force displacements with hundreds of thousands of Oregonians applying for unemployment insurance in just the past few weeks.  However, the Coronavirus situation continues to develop and the long-term impact will largely depend on both the severity and duration of the crisis.

For 2019, Oregon municipal bond issuers sold over 20% more tax-exempt bonds than in 2018. This was largely due to a strong 2018 election, which approved a robust $1.39 billion of voter approved general obligation bonds.  The 2019 election proved less fruitful, with just over $820 million of approved general obligation bonds, which is still historically strong. First quarter 2020 tax-exempt issuance in Oregon was approximately a third less than issuance for the first quarter of 2019.  This was largely due to the March sell-off and underwriters’ unwillingness to take on the potential risk of unsold bonds.  As a result, the Oregon municipal bond calendar ended the quarter with multiple issues delayed while underwriters evaluate market conditions.

Although 2019 was a relatively strong year for Oregon munis, much of the new issuance was taxable. The impact on the Oregon muni market has been more pronounced than in other states with approximately 40% of municipal bonds sold in 2019 carrying taxable interest.  Historically, this number has been closer to 10% or 15%. Much of the taxable activity has been spurred by the elimination of tax-exempt advance refunding bonds as a result of the Tax Cuts and Jobs Act. Although refunding bonds are a positive development for local government balance sheet metrics, we remain concerned about the reduction in supply of tax-exempt bonds by transferring that issuance to the taxable market.  For the first quarter of 2020, taxable issuance levels remained elevated and we expect taxable munis should continue to feature prominently in 2020.

Oregon
Taxable/Tax-Exempt Municipal Bond Issuance
*YTD = March 31, 2020
$(MM)*

Oregon Issuance
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
YTD*
Tax Exempt
Taxable

Source: Bloomberg and Kirkpatrick Pettis Capital Management

3  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Holdings within the Trust (as of March 31st) that we believe are more susceptible to the impact of the COVID-19 Virus include Portland Airport, Metro’s financing of the Convention Center Hotel and the City of Portland’s Convention Center Bonds.  Collectively, these bonds accounted for 2.5% of Trust assets as of March 31st.  As of the fiscal year end, over 60% of the portfolio’s bond holdings were allocated to general obligation bonds which rely upon property taxes for repayment.  We do not see any material immediate credit risks for these credits given the stability of the property tax funded revenue model and a lack of exposure to significant Coronavirus related expenditure increases for most of these bonds.  Property tax collections in Oregon have been robust over the past year and property values have continued to appreciate.  Nevertheless, the impact of recent stock market declines will likely weigh on future pension contribution rates, which can impact general obligation bonds in a more direct manner than other credit structures.  There are certain credits and sectors, such as higher-education and healthcare, where we expect to see limited distress.  The University of Oregon has already announced the elimination of 282 jobs, which is expected to last at least through the summer.  Although this environment could lead to ratings downgrades, as with any economic slowdown, we will continue to strive to differentiate ourselves with thorough credit analysis and insightful research.

Fund Strategy

The total return for the A share class, based upon net asset value (“NAV”), was 3.30% for the year ended March 31, 2020. The Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) returned 3.09% for the same period.  Fund performance lagged the Index during much of 2019, due to its shorter effective duration of 4.55 years, overweighting of pre-refunded bonds, high credit quality and an underweighting in riskier sectors, such as healthcare.  However, these same factors lead to outperformance during the last 30-days of the reporting period, resulting in overall performance similar to the Index.  Although our 8.0% (as of March 31st) exposure to pre-refunded bonds inhibited performance during most of the year, these bonds provided valuable liquidity during a highly uncertain period.  As a part of our overall defensive portfolio strategy, we continue to maintain a heightened exposure to pre-refunded bonds as a source of liquidity and current yield.  Furthermore, given the uncertainty of our current economic and health conditions, these holdings could, once again, provide stability.

Outlook and Strategy

Our portfolio had, and continues to hold, over 90% AA or higher credit quality, due to currently narrow credit spreads in the municipal market.  Considering the current status of economic conditions, should credit spreads widen, we might consider strategically adding lower investment grade holdings to provide greater value.  Similarly, should the yield curve steepen, we might consider slightly lengthening duration to take advantage of higher rates.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

4  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon (“the Trust”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/86
With Maximum Sales Charge	(0.85)%	1.19%	2.73%	4.88%
Without Sales Charge	3.30	2.01	3.15	5.01
Class C since 4/5/96
With CDSC**	1.43	1.15	2.28	3.26
Without CDSC	2.43	1.15	2.28	3.26
Class F since 11/30/18
No Sales Charge	3.58	N/A	N/A	5.00
Class Y since 4/5/96
No Sales Charge	3.46	2.17	3.30	4.29
Bloomberg Barclays Quality Index	3.09	2.45	3.25	5.08*	(Class A)
				4.34	(Class C & Y)
				4.95	(Class F)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the

Shareholders of Aquila Tax-Free Trust of Oregon:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Trust”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

7  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (58.7%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (5.1%)
	Bend, Oregon
$ 2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$ 2,573,211
	Canby, Oregon
1,060,000	5.000%, 06/01/27	Aa3/NR/NR	1,100,927
1,405,000	4.000%, 12/01/24 AGMC Insured	Aa3/NR/NR	1,486,855
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,204,178
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,294,730
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,722,428
	City of Hillsboro, Washington County Oregon Full Faith and Credit Bonds
465,000	5.000%, 06/01/30	Aa1/NR/NR	603,872
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,700,396
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,167,495
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,367,780
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,421,027
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,747,690
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	1,917,045
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	1,981,685
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	2,044,587
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,604,491
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa3/NR/NR	1,432,957

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Redmond, Oregon Refunding
$ 735,000	5.000%, 06/01/23 Series A	Aa3/NR/NR	$ 794,682
	Total City & County		32,166,036

	Community College (4.0%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,092,589
	Central Oregon Community College District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	1,863,375
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,210,782
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,190,094
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,302,500
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,657,394
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,060,210
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,990,733
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,948,642
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,791,198
	Mount Hood, Oregon Community College District Refunding
1,865,000	5.000%, 06/01/27	Aa2/NR/NR	2,257,676
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,207,270
	Oregon Coast Community College District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	1,914,591

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Community College (continued)
	Rogue, Oregon Community College District
$ 1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	$ 1,573,440
	Total Community College		25,060,494

	Higher Education (0.9%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,161,550
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,080,854
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,244,740
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,225,749
	Total Higher Education		5,712,893

	Hospital (0.8%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,460,938
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,264,538
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,189,090
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,425,372
	Total Hospital		5,339,938

	School District (34.5%)
	Clackamas County, Oregon School District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	2,850,060
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,385,232
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,743,585
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,980,033
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,851,156
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,391,159
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,689,222
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,689,610

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clackamas County, Oregon School District #62 (Oregon City)
$ 560,000	5.000%, 06/01/29 MAC Insured	Aa3/AA/NR	$ 638,826
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,662,993
	Clackamas County, Oregon School District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	1,947,456
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,200,676
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	4,157,755
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	6,524,430
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,320,829
1,000,000	5.000%, 06/15/33	Aa1/NR/NR	1,317,250
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,392,325
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,562,271
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	2,051,370
1,000,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,286,810
1,115,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,426,419
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,248,890
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,237,540
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,306,232
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,538,920
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	2,045,317

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
$ 740,000	5.000%, 06/15/30	Aa1/NR/NR	$ 965,426
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,476,520
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,795,236
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,745,743
	Deschutes County, Oregon School District #6 (Sisters)
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,081,685
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
80,000	5.000%, 06/15/21 NPFG/ FGIC Insured	Aa1/NR/NR	80,254
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	980,710
	Greater Albany School District #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	1,245,690
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,578,796
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,722,584
	Jackson County, Oregon School District #5 (Ashland)
1,385,000	5.000%, 06/15/28	Aa1/AA+/NR	1,774,282
2,845,000	5.000%, 06/15/34	Aa1/AA+/NR	3,667,603
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	3,438,303
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,397,787
	Lane County, Oregon School District #4J (Eugene) Refunding
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,166,228
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	3,021,598
2,765,000	3.000%, 06/15/24	Aa1/NR/NR	2,965,933
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,281,197

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Lane County, Oregon School District #19 (Springfield)
$ 1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	$ 1,185,150
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	2,051,447
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	747,697
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	3,063,657
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,443,470
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	955,815
	Marion County, Oregon School District #103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,542,170
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,679,705
	Marion & Clackamas Counties, Oregon School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,409,398
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	6,367,250
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	7,013,766
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,528,152
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	6,737,957
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,775,250
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	2,156,858
	Multnomah County, Oregon School District #7 (Reynolds) Refunding
1,165,000	5.000%, 06/01/29	Aa3/NR/NR	1,172,107

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Multnomah County, Oregon School District #40 (David Douglas)
$ 1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	$ 1,623,900
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	2,005,861
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,462,311
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,122,225
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,686,301
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,619,684
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,182,390
	Wasco County, Oregon School District #12 (The Dalles)
1,790,000	5.500%, 06/15/20 AGMC Insured	A2/AA/NR	1,806,092
	Washington County, Oregon School District #48J (Beaverton)
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	2,916,430
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,414,890
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,613,272
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,463,080
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,445,800
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,115,901
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,871,310
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,975,880
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,986,577
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,310,140
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,306,710

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
$ 2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	$ 3,478,159
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,554,220
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,627,207
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,867,867
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,625,937
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	2,127,213
2,175,000	4.000%, 06/15/33	Aa1/NR/NR	2,627,096
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,344,716
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,386,148
900,000	5.000%, 06/15/34	NR/AA+/NR	1,146,978
	Yamhill County, Oregon School District #40 (McMinnville)
2,255,000	4.000%, 06/15/26	Aa1/NR/NR	2,443,022
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,137,970
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,134,740
	Total School Districts		217,091,817

	Special District (4.0%)
	Bend, Oregon Metropolitan Park & Recreational District
1,430,000	4.000%, 06/01/27	Aa3/NR/NR	1,536,993
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,185,087
2,705,000	4.000%, 06/01/31	NR/AA/NR	3,113,996
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,226,120

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Special District (continued)
	Tualatin Hills, Oregon Park & Recreational District
$ 3,480,000	5.000%, 06/01/23	Aa1/NR/NR	$ 3,899,305
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,464,651
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,286,849
	Tualatin Valley, Oregon Fire & Rescue Rural Fire Protection District
1,235,000	4.000%, 06/01/26	Aaa/NR/NR	1,271,346
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,203,380
	Total Special District		25,187,727

	State (7.8%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	863,880
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,188,601
	State of Oregon Article XI-F(1) University Project
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,562,350
	State of Oregon Article XI-G Community College Projects
1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	1,380,910
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	598,070
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,192,150
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,190,440
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,205,960
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,583,793
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,202,860
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,398,000
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,792,496
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	5,173,800

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Oregon Article XI-Q State Projects (continued)
$ 1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	$ 1,454,482
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,513,643
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,203,500
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,722,947
1,500,000	5.000%, 05/01/33 Series N	Aa1/AA+/AA+	1,957,590
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,187,600
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,814,770
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,496,288
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,889,890
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,455,275
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,566,650
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,621,386
	Total State		49,217,331

	Transportation (1.2%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	6,205,350
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,270,206
	Total Transportation		7,475,556

	Water & Sewer (0.4%)
	Gearheart, Oregon
1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	1,086,595
	Rockwood, Oregon Water Peoples Utility District Water Revenue Refunding
1,270,000	4.250%, 08/15/26	Aa3/NR/NR	1,313,955
	Total Water & Sewer		2,400,550
	Total General Obligation Bonds		369,652,342

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (30.6%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (2.0%)
	Newport, Oregon Urban Renewal Obligations, Refunding
$ 565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	$ 568,825
	Portland, Oregon Revenue Refunding Limited Tax, Oregon Convention Center
2,825,000	5.000%, 06/01/24	Aaa/NR/NR	2,951,503
4,265,000	5.000%, 06/01/27	Aaa/NR/NR	4,453,982
	Portland, Oregon River District Urban Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	Aa3/NR/NR	1,730,704
1,830,000	5.000%, 06/15/23 Series B	Aa3/NR/NR	1,977,407
	Portland, Oregon Urban Renewal and Redevelopment, Refunding, North Macadam
1,000,000	4.000%, 06/15/25 Series B	A1/NR/NR	1,004,890
	Total City & County		12,687,311

	Electric (2.0%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,485,104
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,866,265
	Northern Wasco County, Oregon Peoples Utility District (McNary Dam Fishway Hydroelectric Project), Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,686,884
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Proj 2019 B Green Bond
500,000	5.000%, 11/01/32 144A	A3/NR/NR	604,460
1,000,000	5.000%, 11/01/33 144A	A3/NR/NR	1,201,050
500,000	5.000%, 11/01/34 144A	A3/NR/NR	596,690
	Total Electric		12,440,453

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (1.0%)
	Oregon State Facilities Authority (Linfield College Project)
$ 1,180,000	5.000%, 10/01/22 Series A	Baa2/NR/NR	$ 1,255,685
1,000,000	5.000%, 10/01/23 Series A	Baa2/NR/NR	1,086,080
1,220,000	5.000%, 10/01/31 Series A 2010	Baa2/NR/NR	1,235,482
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	620,765
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,311,583
	Oregon State Facilities Authority (Willamette University)
1,000,000	4.000%, 10/01/24	NR/A-/NR	1,001,670
	Total Higher Education		6,511,265

	Hospital (3.9%)
	Medford, Oregon Hospital Facilities Authority Revenue Refunding, Asante Health Systems
9,000,000	5.500%, 08/15/28 AGMC Insured	NR/AA/NR	9,144,270
	Oregon Health Sciences University
4,485,000	zero coupon, 07/01/21 NPFG Insured	Aa3/AA-/AA-	4,322,508
2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	2,167,940
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	643,805
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	320,753
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,516,337
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,197,860
	Oregon State Facilities Authority Revenue Refunding, Samaritan Health Services
1,500,000	4.375%, 10/01/20	NR/BBB+/NR	1,523,085
2,000,000	4.500%, 10/01/21	NR/BBB+/NR	2,031,460
1,520,000	5.000%, 10/01/23	NR/BBB+/NR	1,547,345
	Total Hospital		24,415,363

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Housing (0.6%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
$ 1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	$ 1,384,342
	Portland, Oregon Urban Renewal and Redevelopment, Interstate Corridor
1,390,000	5.000%, 06/15/27 Series B	Aa3/NR/NR	1,450,868
	State of Oregon Housing and Community Services
810,000	1.800%, 01/01/23	Aa2/NR/NR	813,661
	Total Housing		3,648,871

	Lottery (4.2%)
	Oregon State Department of Administration Services (Lottery Revenue)
1,015,000	5.250%, 04/01/26 Series A	Aa2/AAA/NR	1,055,935
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,578,520
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,286,160
1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	1,845,340
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,613,685
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,148,060
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,959,160
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,905,650
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,703,280
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,175,820
	Total Lottery		26,271,610

	Sales Tax (0.2%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	920,137

	Transportation (5.4%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,212,442
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	9,291,360

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
$ 1,000,000	5.000%, 11/15/35 Series A	Aa2/AA+/AA+	$ 1,283,950
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/AA-/NR	2,918,420
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,154,190
2,390,000	5.000%, 07/01/29	NR/AA-/NR	2,757,224
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	1,368,664
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,488,920
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,200,690
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,323,018
1,650,000	5.000%, 09/01/29 Series A	Aaa/AAA/NR	2,023,461
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,861,028
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,252,350
	Total Transportation		34,135,717

	Water and Sewer (11.3%)
	Bend, Oregon Water Revenue, Bridge Creek Project
695,000	5.000%, 12/01/30	AA2/AA/NR	837,690
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,769,290
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,910,543
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	139,792
450,000	5.000%, 08/01/29	Aa2/AA/AA+	546,102
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA/NR	1,073,160

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Hillsboro, Oregon Water System
$ 1,630,000	5.000%, 06/01/31	Aa2/NR/NR	$ 2,109,416
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	2,207,165
	Madras, Oregon
725,000	4.500%, 02/15/27	A3/NR/NR	784,450
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aaa/NR/NR	3,716,276
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	4,126,395
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	6,305,473
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	8,190,515
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,329,120
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,372,200
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,364,500
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa1/NR/NR	3,398,184
2,000,000	5.000%, 05/01/32 Series A	Aa1/NR/NR	2,616,920
2,000,000	5.000%, 05/01/33 Series A	Aa1/NR/NR	2,610,120
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa1/NR/NR	2,225,540
	Portland, Oregon Water System Revenue Refunding (Senior Lien)
1,275,000	4.000%, 05/01/25 Series A	Aaa/NR/NR	1,278,060
	Salem, Oregon Water & Sewer Revenue Refunding
3,500,000	5.000%, 06/01/25	Aa2/NR/NR	4,058,180
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,028,580
	Tigard, Oregon Water System Revenue Refunding
2,565,000	5.000%, 08/01/24	Aa3/AA-/NR	2,781,871

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Washington County, Oregon Clean Water Services Sewer (Senior Lien)
$ 1,010,000	4.000%, 10/01/22 Series B	Aa1/AAA/NR	$ 1,051,218
1,500,000	4.000%, 10/01/23 Series B	Aa1/AAA/NR	1,560,585
2,850,000	4.000%, 10/01/26 Series B	Aa1/AAA/NR	2,959,754
2,745,000	4.000%, 10/01/28 Series B	Aa1/AAA/NR	2,845,000
	Woodburn, Oregon Wastewater Revenue Refunding
1,090,000	5.000%, 03/01/21 Series A	A1/NR/NR	1,127,627
	Total Water and Sewer		71,323,726
	Total Revenue Bonds		192,354,453

	Pre-Refunded Bonds (7.8%)††
	Pre-Refunded General Obligation Bonds (2.2%)
	Higher Education (0.4%)
	Oregon State, Oregon University System Projects
2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	2,459,032

	School District (0.9%)
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 MAC Insured	NR/AA/NR	507,509
	Columbia & Washington Counties, Oregon School District #47J (Vernonia)
3,430,000	5.000%, 06/15/27	NR/AA+/NR	3,457,234
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,569,456
	Total School District		5,534,199

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (0.9%)
	State of Oregon
$ 3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	$ 3,128,610
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,173,229
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,539,208
	Total State		5,841,047
	Total Pre-Refunded General Obligation Bonds		13,834,278

	Pre-Refunded Revenue Bonds (5.6%)
	City & County (0.4%)
	Local Oregon Capital Assets Program COP Cottage Grove
2,375,000	5.000%, 09/15/25 Series 2013A	A2/NR/NR	2,509,900

	Electric (0.3%)
	Eugene, Oregon Electric Utility Refunding System
2,000,000	5.000%, 08/01/27 Series A	Aa2/AA-/AA-	2,105,440

	Higher Education (0.9%)
	Oregon State Facilities Authority (Lewis & Clark College Project)
1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	1,062,230
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,175,590
	Oregon State Facilities Authority Revenue Refunding (Reed College Project)
1,500,000	5.000%, 07/01/29 Series A	NR/AA-/NR	1,513,950
	Total Higher Education		5,751,770

	Lottery (1.1%)
	Oregon State Department of Administration Services (Lottery Revenue)
6,285,000	5.250%, 04/01/26	NR/NR/NR*	6,530,178

24  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (2.7%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
$ 3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	$ 3,968,961
625,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	688,100
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,138,380
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	1,782,326
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	3,681,005
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,173,280
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,381,368
	Total Transportation		16,813,420

	Water and Sewer (0.2%)
	Prineville, Oregon Refunding
1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	1,303,644
	Total Pre-Refunded Revenue Bonds		35,014,352
	Total Pre-Refunded Bonds		48,848,630
	Total Municipal Bonds (cost $586,460,340)		610,855,425

Shares	Short-Term Investment (1.8%)
11,412,175	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.22%* (cost $11,412,175)	Aaa-mf/AAAm/NR	11,412,175
	Total Investments (cost $597,872,515 note 4)	98.9%	622,267,600
	Other assets less liabilities	1.1	6,995,181
	Net Assets	100.0%	$ 629,262,781

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P	16.9%
Pre-refunded bonds††	8.0
Aa of Moody's or AA of S&P or Fitch	70.4
A of Moody's or S&P	3.3
Baa of Moody's or BBB of S&P	1.4
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

ODOT - Oregon Department of Transportation

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this tab do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note: 144A – Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $597,872,515)	$622,267,600
Interest receivable	7,980,049
Receivable for Trust shares sold	893,316
Other assets	62,036
Total assets	631,203,001

LIABILITIES
Payable for Trust shares redeemed	1,435,888
Management fee payable	209,950
Dividends payable	179,560
Distribution and service fees payable	585
Accrued expenses payable	114,237
Total liabilities	1,940,220
NET ASSETS	$629,262,781

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$565,496
Additional paid-in capital	605,920,292
Total distributable earnings	22,776,993
$629,262,781
CLASS A
Net Assets	$375,487,353
Capital shares outstanding	33,733,258
Net asset value and redemption price per share	$11.13
Maximum offering price per share (100/96 of $11.13)	$11.59

CLASS C
Net Assets	$16,284,398
Capital shares outstanding	1,464,327
Net asset value and offering price per share	$11.12

CLASS F
Net Assets	$2,106,901
Capital shares outstanding	189,674
Net asset value and offering price per share	$11.11

CLASS Y
Net Assets	$235,384,129
Capital shares outstanding	21,162,297
Net asset value, offering and redemption price per share	$11.12

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest income		$16,209,043

Expenses
Management fee (note 3)	$2,491,139
Distribution and service fee (note 3)	732,979
Legal fees	292,693
Transfer and shareholder servicing agent fees	269,779
Trustees’ fees and expenses (note 6)	219,563
Registration fees and dues	55,749
Shareholders’ reports and proxy statements	35,287
Auditing and tax fees	31,000
Insurance	28,739
Custodian fees	20,797
Line of credit commitment fee (note 10)	13,695
Chief compliance officer services (note 3)	10,205
Miscellaneous	60,219
Total expenses	4,261,844

Management fee waived (note 3)	(44,557)
Net expenses		4,217,287
Net investment income		11,991,756

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(347,630)
Change in unrealized appreciation on investments	8,454,115

Net realized and unrealized gain (loss) on investments		8,106,485
Net change in net assets resulting from operations		$20,098,241

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$11,991,756	$13,730,436
Net realized gain (loss) from securities transactions	(347,630)	(397,294)
Change in unrealized appreciation (depreciation) on investments	8,454,115	9,103,219
Change in net assets resulting from operations	20,098,241	22,436,361

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(7,099,560)	(8,485,333)

Class C Shares	(184,907)	(330,149)

Class F Shares	(33,732)	(5,962)

Class Y Shares	(4,669,075)	(4,900,041)
Change in net assets from distributions	(11,987,274)	(13,721,485)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	130,631,386	132,590,376
Reinvested dividends and distributions	9,879,552	11,033,966
Cost of shares redeemed	(121,882,046)	(176,869,705)
Change in net assets from capital share transactions	18,628,892	(33,245,363)

Change in net assets	26,739,859	(24,530,487)

NET ASSETS:
Beginning of period	602,522,922	627,053,409
End of period	$629,262,781	$602,522,922

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Aquila Tax-Free Trust of Oregon (the “Trust”) (from inception until the close of business on October 11, 2013, the Trust operated under the name Tax-Free Trust of Oregon) is the sole portfolio of The Cascades Trust. The Cascades Trust (the “Business Trust”) is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on June 16, 1986.  The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$11,412,175
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	610,855,425
Level 3 – Significant Unobservable Inputs	—
Total	$622,267,600
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Trust’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

31  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Trust.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust’s accounting books and records. For its services, the Manager is entitled to receive a fee

32  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020 which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Trust. The Manager has contractually agreed to waive its fees through September 30, 2020 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Trust up to $400 million; 0.38% of the Trust’s net assets above that amount to $1 billion and 0.36% of the Trust’s net assets above $1 billion. This contractual undertaking is currently in effect until September 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2020, the Trust incurred management fees of $2,491,139, of which $44,557 was waived.

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust’s portfolio. For its services, for the period April 1, 2019 to November 30, 2019, the Sub-Adviser was entitled receive  to a fee such that its annual rate of fees was at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.  Starting December 1, 2019, for its services, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2020 such that its  annual rate of fees is at 0.16% of net assets of the Trust up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares.  For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $556,893 of which the Distributor retained $26,187.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts.

33  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $132,064. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $44,022. The total of these payments made with respect to Class C Shares amounted to $176,086 of which the Distributor retained $42,499.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $246,254 of which the Distributor received $45,738.

c)

Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Trust shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Trust and certain shareholders; and (ii) the payments that the Trust would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $95,494,973 and $74,818,423, respectively.

At March 31, 2020, the aggregate tax cost for all securities was $597,859,084. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $24,496,210 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $87,694 for a net unrealized appreciation of $24,408,516.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations.  At March 31, 2020, the Trust had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

34  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

6. Trustees’ Fees and Expenses

At March 31, 2020, there were 5 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $156,410. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $63,153.

35  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

7. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	3,482,476	$38,763,004	3,818,900	$41,138,310
Reinvested dividends and distributions	578,161	6,447,862	641,579	6,927,497
Cost of shares redeemed	(3,896,216)	(43,332,736)	(6,939,281)	(74,744,678)
Net change	164,421	1,878,130	(2,478,802)	(26,678,871)

Class C Shares:
Proceeds from shares sold	278,362	3,098,914	210,188	2,263,688
Reinvested dividends and distributions	15,736	175,211	27,808	299,877
Cost of shares redeemed	(648,219)	(7,181,104)	(1,045,557)	(11,269,187)
Net change	(354,121)	(3,906,979)	(807,561)	(8,705,622)

Class F Shares:
Proceeds from shares sold	115,507	1,280,691	107,638	1,160,652
Reinvested dividends and distributions	3,028	33,732	543	5,917
Cost of shares redeemed	(20,999)	(233,617)	(16,043)	(173,841)
Net change	97,536	1,080,806	92,138	992,728

Class Y Shares:
Proceeds from shares sold	7,866,522	87,488,777	8,165,306	88,027,726
Reinvested dividends and distributions	289,214	3,222,747	352,403	3,800,675
Cost of shares redeemed	(6,426,391)	(71,134,589)	(8,437,199)	(90,681,999)
Net change	1,729,345	19,576,935	80,510	1,146,402
Total transactions in Trust shares	1,637,181	$18,628,892	(3,113,715)	$(33,245,363)

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

36  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

9. Income Tax Information and Distributions

The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2020, the Fund had capital loss carry forwards of $1,407,180 of which $923,853 retains its character of short-term and $483,327 retains its character of long-term; both have no expiration. As of March 31, 2020, the Trust had post-October losses of $535,097, which is deferred until fiscal 2021 for tax purposes. Capital losses incurred after October 31st, and within the table year, are deemed to arise on the first day of the Trust’s next taxable year.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$11,785,976	$13,677,544
Ordinary Income	201,298	43,941
	$11,987,274	$13,721,485

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$24,408,516
Undistributed tax-exempt income	490,314
Accumulated net loss on investments	(1,407,180)
Post October losses	(535,097)
Other temporary differences	(179,560)
$22,776,993

The difference between book basis and tax basis undistributed  income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

37  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

38  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.98	$10.81	$10.99	$11.33	$11.31
Income (loss) from investment operations:
Net investment income(1)	0.21	0.24	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.15	0.17	(0.18)	(0.35)	0.01
Total from investment operations	0.36	0.41	0.08	(0.07)	0.32
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.24)	(0.26)	(0.27)	(0.30)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.21)	(0.24)	(0.26)	(0.27)	(0.30)
Net asset value, end of period	$11.13	$10.98	$10.81	$10.99	$11.33
Total return (not reflecting sales charge)	3.30%	3.90%	0.68%	(0.66)%	2.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$375	$368	$390	$414	$419
Ratio of expenses to average net assets	0.71%	0.70%	0.71%	0.73%	0.74%
Ratio of net investment income to average net assets	1.90%	2.27%	2.35%	2.48%	2.72%
Portfolio turnover rate	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.72%	0.70%	0.72%	0.74%	0.74%
Ratio of investment income to average net assets	1.89%	2.26%	2.34%	2.47%	2.72%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

39  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.80	$10.98	$11.32	$11.30
Income (loss) from investment operations:
Net investment income(1)	0.12	0.15	0.16	0.18	0.21
Net gain (loss) on securities (both realized and unrealized)	0.15	0.17	(0.18)	(0.35)	0.02
Total from investment operations	0.27	0.32	(0.02)	(0.17)	0.23
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.15)	(0.16)	(0.17)	(0.21)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.12)	(0.15)	(0.16)	(0.17)	(0.21)
Net asset value, end of period	$11.12	$10.97	$10.80	$10.98	$11.32
Total return (not reflecting CDSC)	2.43%	3.02%	(0.18)%	(1.50)%	2.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$16	$20	$28	$38	$36
Ratio of expenses to average net assets	1.56%	1.54%	1.56%	1.59%	1.59%
Ratio of net investment income to average net assets	1.05%	1.42%	1.49%	1.63%	1.86%
Portfolio turnover rate	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.57%	1.55%	1.57%	1.59%	1.59%
Ratio of investment income to average net assets	1.04%	1.42%	1.49%	1.62%	1.86%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

40  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.16	0.24
Total from investment operations	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.08)
Distributions from capital gains	—	—
Total distributions	(0.23)	(0.08)
Net asset value, end of period	$11.11	$10.95
Total return	3.58%	3.03%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$1
Ratio of expenses to average net assets	0.53%	0.54%(2)
Ratio of net investment income to average net assets	2.05%	2.36%(2)
Portfolio turnover rate	12%	10%(2)

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.54%	0.55%(2)
Ratio of investment income to average net assets	2.04%	2.35%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Annualized.

(3)   Not annualized.

See accompanying notes to financial statements.

41  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.80	$10.98	$11.32	$11.30
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26	0.27	0.29	0.32
Net gain (loss) on securities (both realized and unrealized)	0.15	0.17	(0.18)	(0.35)	0.02
Total from investment operations	0.38	0.43	0.09	(0.06)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.26)	(0.27)	(0.28)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.26)	(0.27)	(0.28)	(0.32)
Net asset value, end of period	$11.12	$10.97	$10.80	$10.98	$11.32
Total return	3.46%	4.05%	0.83%	(0.51)%	3.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$235	$213	$209	$186	$180
Ratio of expenses to average net assets	0.56%	0.55%	0.56%	0.58%	0.59%
Ratio of net investment income to average net assets	2.04%	2.42%	2.50%	2.63%	2.86%
Portfolio turnover rate	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.57%	0.55%	0.57%	0.59%	0.59%
Ratio of investment income to average net assets	2.03%	2.41%	2.49%	2.62%	2.86%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

42  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

43  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Gary C. Cornia St. George, UT (1948)	Trustee since 2002

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

John W. Mitchell Coeur d’Alene, ID (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor’s Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor’s Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.

Patricia L. Moss Bend, OR (1953)	Trustee since 2015, 2002-2005; Trustee Emerita 2005-2015	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	3	Director, First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

44  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Trustee Emeritus(4)

Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006

Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

Edmund P. Jensen Portland, OR (1937)	Trustee Emeritus since 2019; Trustee, 2003-2019

President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994; former director: FiveCubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR.

Officers

Paul G. O’Brien New York, NY (1959)	Senior Vice President since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

Candace D. Roane New York, NY (1977)	Vice President since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

45  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Anita Albano, CPA New York, NY (1973)	Secretary since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4)

A Trustee Emeritus may attend Board meetings but has no voting power.

46  |  Aquila Tax-Free Trust of Oregon

Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,006.40	$3.51	$1,021.50	$3.54	0.70%
C	$1,000	$1,002.20	$7.76	$1,017.25	$7.82	1.55%
F	$1,000	$1,008.20	$2.66	$1,022.35	$2.68	0.53%
Y	$1,000	$1,007.20	$2.76	$1,022.25	$2.78	0.55%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

47  |  Aquila Tax-Free Trust of Oregon

Shareholder Meeting Results (unaudited)

A Special Meeting of Shareholders of Aquila Tax-Free Trust of Oregon (the “Fund”) a series of The Cascades Trust, was held on May 29, 2020.  The holders of shares representing 91% of the total net asset value of the shares entitled to vote were present in person or by proxy.  At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes are presented below).

Dollar Amount of Votes:

1.   To act on an Agreement and Plan of Reorganization

For	Against	Abstain	Broker Non-Votes
$343,285,430	$6,447,004	$20,619,196	$224,287,478

2.   To elect Trustees

Dollar Amount of  Votes:

	For	Withheld
Ernest Calderón	$574,594,072	$20,045,036
Thomas A. Christopher	$575,972,403	$18,666,705
Gary C. Cornia	$574,600,808	$20,038,300
Grady Gammage, Jr.	$575,915,655	$18,723,453
James A. Gardner	$575,929,389	$18,709,719
Diana P. Herrmann	$577,197,784	$17,441,324
Patricia L. Moss	$577,792,230	$16,846,878
Glenn P. O’Flaherty	$575,695,833	$18,943,275
Laureen L.White	$577,135,392	$17,503,716

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

48  |  Aquila Tax-Free Trust of Oregon

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies.  Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $11,785,976 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 98.3% of total dividends paid during the fiscal year ended March 31, 2020, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

49  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

James A. Gardner, Chair

Diana P. Herrmann, Vice Chair

Gary C. Cornia

John W. Mitchell

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORAR-0520

ITEM 2.     CODE OF ETHICS.

(a)     As of March 31, 2020 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions (“Covered Officers”) as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1)     Pursuant to Item 10(a)(1), a copy of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)     The text of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust’s Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)     The Registrant’s board of trustees has determined that Ms. Patricia L. Moss, a member of its audit committee, is an audit committee financial expert. Ms. Moss is ‘independent’ as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $24,600 in 2019 and $27,500 in 2020.

(b)     Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)     Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2019 and 2020, respectively, for return preparation and tax compliance.

(d)     All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)     Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)     None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)     No applicable.

(g)     There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the ‘Committee’) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant’s chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant’s reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant’s management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)     There have been no significant changes in registrant’s internal controls or in other factors that could significantly affect registrant’s internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.     EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CASCADES TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2020

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer
June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2020

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 9, 2020

THE CASCADES TRUST

EXHIBIT INDEX

Exhibit No.	Description
(a) (1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.
(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.